ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Supplement dated December 30, 2020 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Prudential Growth Allocation Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved: (i) adding Jennison Associates LLC (Jennison) as a subadviser to the Portfolio; (ii) adding PGIM Real Estate, a business unit of PGIM, Inc. (PGIM), as a subadviser to the Portfolio; (iii) a new subadvisory agreement for the Portfolio among PGIM Investments LLC, AST Investment Services, Inc., (collectively, the Manager), PGIM, QMA LLC (QMA) and Jennison to the reflect the Portfolio’s new subadvisory arrangements; and (iv) changing the Portfolio’s principal investment strategies.  With respect to the Portfolio’s principal investment strategies, QMA will use a quantitative equity strategy to manage a portion of the Portfolio, and Jennison will use a fundamental equity strategy to manage a portion of the Portfolio.  The management fee rate paid by the Portfolio will not change.

To reflect these changes, the SAI relating to the Portfolio is hereby revised as follows, effective on or about January 1, 2021:

A.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate
AST Prudential Growth Allocation Portfolio	QMA

For Asset Allocation Services:

0.04% of average daily net assets

For Quantitative Equity Management:

0.30% of average daily net assets to $1 billion;

0.25% of average daily net assets on next $5 billion; and

0.225% of average daily net assets over $6 billion

	PGIM Fixed Income*	0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; and 0.14% of average daily over $1.5 billion
Jennison

0.35% of average daily net assets to $100 million;

0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets; and

0.23% of average daily net assets over $3 billion

	PGIM Real Estate	0.38% of average daily net assets

* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM.  PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited’s services is paid by PGIM, not the Portfolio or the Manager.

B.	The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to QMA with the information set forth below:

QMA: The Manager will pay QMA a fee for providing additional advisory services to the AST Academic Strategies Asset Allocation Portfolio and the AST Advanced Strategies Portfolio, including but not limited to asset allocation advice (Additional Services).

In addition, QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST Prudential Flexible Multi-Strategy Portfolio (130/30 sleeve and market neutral sleeve), AST Prudential Growth Allocation Portfolio (QMA Quantitative Equity Management sleeve), AST QMA International Core Equity Portfolio, AST Large-Cap Core Portfolio (QMA sleeve) and AST QMA US Equity Alpha Portfolio (collectively, the QMA Portfolios).

The QMA Waiver discounts QMA’s combined annualized subadvisory fees that it receives with respect to the assets it manages in the QMA Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.

Combined Annualized Subadviser Fees Received	Percentage Fee Waiver
Up to $5 million	0% Fee Reduction
$5 million to $7.5 million	2.5% Fee Reduction
$7.5 million to $10 million	5% Fee Reduction
$10 million to $12.5 million	7.5% Fee Reduction
$12.5 million to $15 million	12.5% Fee Reduction
Over $15 million	15% Fee Reduction

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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